UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant's principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2023, on August 8, 2023, Light & Wonder, Inc., a Nevada corporation (“Light & Wonder”), SciPlay Corporation, a Nevada corporation (“SciPlay”), and Bern Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Light & Wonder (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Effective as of 12:01 a.m. Eastern Time on October 23, 2023 (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Nevada Revised Statutes, Merger Sub merged with and into SciPlay (the “Merger”), with SciPlay continuing as the surviving corporation (the “Surviving Corporation”) in the Merger.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 23, 2023, each of SciPlay, SciPlay Parent Company, LLC, a Nevada limited liability company (“SciPlay Parent LLC”), and LNW Social Holding Company I, LLC, a Nevada limited liability company (“LNW Social Holding”), delivered a Waiver (collectively, the “Waivers”) to the other parties to, and in respect of, that certain Tax Receivable Agreement (the “TRA”), dated as of May 7, 2019, by and among SciPlay, SciPlay Parent LLC and LNW Social Holding, pursuant to which each such party waived, effective immediately prior to the Effective Time, all of its rights and entitlements under, and the effects of, Section 4.1(b) of the TRA resulting from the consummation of the Merger and the other actions taken by the parties to the Merger Agreement in connection therewith. As a result of the Waivers, SciPlay’s payment obligations under the TRA were not accelerated in connection with the consummation of the Merger.

Copies of the Waivers are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 23, 2023, the following agreements were terminated and all liabilities and obligations thereunder were deemed to be fully satisfied, extinguished and released pursuant to the Omnibus Termination Agreement, dated as of such date (the “Omnibus Termination Agreement”), by and among Light & Wonder, SciPlay and the affiliates of each of Light & Wonder and SciPlay identified as parties to such agreements: (i) Registration Rights Agreement, dated as of May 7, 2019, by and among SciPlay, SG Social Holding Company I, LLC (as predecessor to LNW Social Holding Company I, LLC) and such other persons from time to time party thereto, (ii) Services Agreement, dated as of May 7, 2019, by and among Scientific Games Corporation (as predecessor to Light & Wonder), Scientific Games International, Inc. (as predecessor to Light and Wonder International, Inc.), Bally Gaming, Inc. (as predecessor to LNW Gaming, Inc.) and SciPlay Holding Company, LLC (as predecessor to SciPlay Games LLC) and (iii) License Agreement, dated as of May 7, 2019, by and between Bally Gaming, Inc. (as predecessor to LNW Gaming, Inc.) and SG Social Holding Company I, LLC (as predecessor to LNW Social Holding Company I, LLC).

A copy of the Omnibus Termination Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At the Effective Time, pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement and in accordance with the laws of the State of Nevada: (i) each share of Class A common stock, par value $0.001 per share, of SciPlay (the “SciPlay Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares (as defined below)) was converted automatically into the right to receive $22.95 in cash, without interest (the “Merger Consideration”); (ii) each share of SciPlay Class A Common Stock and Class B common stock, par value $0.001 per share, of SciPlay (the “SciPlay Class B Common Stock” and, together with the SciPlay Class A Common Stock, the “SciPlay Common Stock”) held by SciPlay as treasury stock immediately prior to the Effective Time was automatically canceled and retired and ceased to exist, and no consideration or payment has been or shall be delivered in exchange therefor or in respect thereof; (iii) each share of SciPlay Class A Common Stock held by Light & Wonder, Merger Sub or any other direct or indirect wholly owned subsidiary of Light & Wonder as of immediately prior to the Effective Time not held on behalf of third parties was automatically canceled and ceased to exist, no former holder thereof is entitled to receive any Merger Consideration therefor, and no other consideration or payment has been or shall be delivered in exchange therefor or in respect thereof; and (iv) each holder of a Common Unit (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time became entitled, upon the election of such holder exercisable not later than 10 business days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of SciPlay Class A Common Stock. In addition, pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement and in accordance with the laws of the State of Nevada, each share of SciPlay Class B Common Stock issued and outstanding immediately prior to the Effective Time remained in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation.

“Excluded Shares” means, collectively, (a) each share of SciPlay Common Stock held by SciPlay as treasury stock immediately prior to the Effective Time, (b) each share of SciPlay Class B Common Stock issued and outstanding immediately prior to the Effective Time and (c) each share of SciPlay Class A Common Stock held by Light & Wonder, Merger Sub or any other direct or indirect wholly owned subsidiary of Light & Wonder as of immediately prior to the Effective Time.

Treatment of SciPlay Equity Awards

Each outstanding performance restricted stock unit of SciPlay (each, a “SciPlay PRSU”) that was outstanding immediately prior to the Effective Time was automatically converted into a performance restricted stock unit denominated in shares of common stock of Light & Wonder (“Light & Wonder Common Stock”) generally on the same terms and conditions as were applicable to such SciPlay PRSU, and with respect to a target number of shares of Light & Wonder Common Stock determined by multiplying (i) the target number of shares of SciPlay Class A Common Stock subject to such SciPlay PRSU by (ii) a fraction, (a) the numerator of which was the Merger Consideration and (b) the denominator of which was the average of the volume weighted averages of the trading prices of Light & Wonder Common Stock on each of the 10 consecutive trading days ending on (and including) the trading day that was two trading days prior to the date of the Merger Agreement (the “Equity Award Exchange Ratio”), and rounding the resulting number up to the nearest whole number of shares of Light & Wonder Common Stock.

Each restricted stock unit of SciPlay (each, a “SciPlay RSU”) that was outstanding immediately prior to the Effective Time was automatically, (i) if granted to a non-employee member of the Board, cancelled, thereby entitling the holder of such SciPlay RSU to an amount in cash equal to (a) the number of shares of SciPlay Class A Common Stock subject to such SciPlay RSU immediately prior to the Effective Time multiplied by (b) the Merger Consideration, and (ii) if not granted to an individual described in clause (i), converted into a restricted stock unit denominated in shares of Light & Wonder Common Stock on the same terms and conditions as were applicable to such SciPlay RSU, and with respect to a number of shares of Light & Wonder Common Stock determined by multiplying (1) the number of shares of SciPlay Class A Common Stock subject to such SciPlay RSU by (2) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares of Light & Wonder Common Stock.

The information in the Introductory Note above of this Current Report on Form 8-K is incorporated by reference in this Item 2.01. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 7.01. Regulation FD Disclosure.

Press Release

On October 23, 2023, Light & Wonder issued a press release announcing the completion of the Merger.

The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

Item 8.01. Other Events.

In connection with the termination of the $150.0 million revolving credit facility by and among SciPlay Games, LLC, as the borrower, SciPlay Parent LLC, as a guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “SciPlay Revolver”), during the fourth quarter of 2023, Light & Wonder intends to designate SciPlay and its wholly owned domestic subsidiaries and certain parent holding companies, which hold substantially all the assets of and operate SciPlay’s social gaming business, as “Restricted Subsidiaries” and join certain of these entities as guarantors under our credit agreement, dated as of April 14, 2022, among Light and Wonder International, Inc., as the borrower, Light & Wonder, as a guarantor, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, and each of Light & Wonder’s indentures governing the 7.000% unsecured notes due 2028, the 7.250% unsecured notes due 2029, and the 7.500% unsecured notes due 2031. As a result of such designations, these subsidiaries will be obligated to comply with many of the covenants set forth in those agreements and the assets, liabilities and financial results of those subsidiaries will be included in the calculation of the applicable financial metrics required by those agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 8, 2023, by and among Light & Wonder, Inc., Bern Merger Sub, Inc. and SciPlay Corporation (filed as Exhibit 2.1 to Light & Wonder, Inc.'s Current Report on Form 8-K, filed on August 8, 2023, and incorporated herein by reference).

10.1	Waiver by SciPlay Corporation, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.2	Waiver by SciPlay Parent Company, LLC, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.3	Waiver by LNW Social Holding Company I, LLC, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.4	Omnibus Termination Agreement, dated as of October 23, 2023, by and among Light & Wonder, Inc., SciPlay Corporation and certain affiliates of each of Light & Wonder, Inc. and SciPlay Corporation.

99.1	Press Release of Light and Wonder, Inc., dated October 23, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Light & Wonder agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request, subject to Light & Wonder’s right to request confidential treatment of any requested schedule or exhibit.

Cautionary Note Regarding Forward-Looking Statements

In this filing, Light & Wonder makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” and “should.” These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results, or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including the possibility that Light & Wonder and SciPlay may be unable to achieve expected operational, strategic and financial benefits of the transaction, failure to retain key management and employees of SciPlay, unfavorable reaction to the transaction by customers, competitors, suppliers and employees and those factors described in Light & Wonder’s filings with the Securities and Exchange Commission (the “SEC”), including its current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K that was filed with the SEC on March 1, 2023 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for Light & Wonder’s ongoing obligations under the U.S. federal securities laws, Light & Wonder undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Dated: October 23, 2023	By:	/s/ James Sottile
	Name:	James Sottile
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary